UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALECTOR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

ALECTOR, INC.

To Be Held On:

June 16, 2022 at 8:00 am PST.

Meeting live via the Internet - please visit https://web.lumiagm.com/209804434 password: alector2022 (cap sensitive)

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 30, 2022.

Please visit http://www.astproxyportal.com/ast/22640, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Proxy Card
• Annual Report on Form 10-K

TO OBTAIN	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)

PROXY MATERIALS:	E-MAIL: info@astfinancial.com

TO VOTE:

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.

DURING THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/209804434 password: alector2022 (cap sensitive) and be sure to have available the control number.

MAIL: You may request a proxy card by following the instructions above.

2. Ratification of the appointment of Ernst & Young, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

1. ELECTION OF DIRECTORS:	3. Advisory vote on executive compensation.

NOMINEES:

Arnon Rosenthal, Ph.D.
David Wehner
Paula Hammond, Ph.D.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

Please note that you cannot use this notice to vote by mail.